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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        September 25, 1997
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

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COLLECTIONS:                                                                                    For Month of:
                                                                                                August 1997
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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        September 25, 1997
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COLLECTIONS:                                                                                    For Month of:
                                                                                                August , 1997
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Principal Collections: Total Pool                                                                $383,562,703.45

Interest Collections
         Regular Pool                                                                              $4,886,657.36
         Concentration Pool                                                                          $245,872.98
              ==============================                                                     ===============
              Interest Collections: Total Pool                                                     $5,132,530.34

Investment Proceeds
         Regular Pool                                                                                $297,273.35
         Concentration Pool                                                                            $9,251.22
              ==============================                                                     ===============
               Total Investment Proceeds:  Total Pool                                                $306,524.57

Series 1996-1: Yield Supplement Deposit Amount                                                             $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                               Calculated as of
              month using recalculated prior month ending balances.)                            July 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                65.55%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                34.45%
         Concentration Pool
              Series 1995-1                                                                               100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                60.30%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                32.20%
         Concentration Pool
              Series 1995-1                                                                                76.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                na
              Series 1996-1                                                                                na
              Series 1996-2                                                                                na
         Concentration Pool
              Series 1995-1                                                                                na

Excess Transferor Percentage
         Regular Pool                                                                                       2.00%
         Concentration Pool                                                                                 2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                   As of last day of:
                                                                                                August , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                  $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                   $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                               $48,537,941.72
Series 1994-1 Principal Distributed to Investors                                                           $0.00
Series 1994-1 Principal Funding Account Balance                                                            $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1994-1 Invested Amount                                                                    $284,462,058.28
Series 1994-1 outstanding Principal Balance                                                      $333,000,000.00

Series 1995-1 Initial Principal Amount                                                            $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                $2,468,266.10
Series 1995-1 Principal Distributed to Investors                                                           $0.00
Series 1995-1 Principal Funding Account Balance                                                            $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1995-1 Invested Amount                                                                     $22,531,733.90
Series 1995-1 outstanding Principal Balance                                                       $25,000,000.00

Series 1996-1 Initial Funded Amount                                                               $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                            $50,000,000.00
Series 1996-1 Funded Amount                                                                                $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                        $0.00
Series 1996-1 Principal Distributed to Investors                                                           $0.00
Series 1996-1 Principal Funding Account Balance                                                            $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                            $0.00
Series 1996-1 Invested Amount                                                                              $0.00
Series 1996-1 outstanding Principal Balance                                                                $0.00

Series 1996-2 Initial Principal Amount: Class A                                                  $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                    $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                               $23,102,177.16
Series 1996-2 Principal Distributed to Investors                                                           $0.00
Series 1996-2 Principal Funding Account Balance                                                            $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                            $0.00
Series 1996-2 Invested Amount                                                                    $151,897,822.84
Series 1996-2 outstanding Principal Balance                                                      $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                As of:
                                                                                                August 31, 1997
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Series 1994-1: Class A                                                                                      1.00000000
Series 1994-1: Class B                                                                                      1.00000000
Series 1996-2: Class A                                                                                      1.00000000
Series 1996-2: Class B                                                                                      1.00000000
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POOL BALANCE:                                                                                   For Month of:
                                                                                                August , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                            $505,371,661.20
         Concentration Pool                                                                       $30,410,083.59
              ==============================                                                     ===============
              Total Pool                                                                         $535,781,744.79

Pool Balance, end of month
         Regular Pool                                                                            $471,969,935.03
         Concentration Pool                                                                       $30,157,694.93
              ==============================                                                     ===============
              Total Pool                                                                         $502,127,629.96

Pool Balance, average
         Regular Pool                                                                            $479,404,311.78
         Concentration Pool                                                                       $30,922,661.16
              ==============================                                                     ===============
              Total Pool                                                                         $510,326,972.94
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REGULAR POOL DISTRIBUTIONS                                                                      As of:
                                                                                                September 25, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                       $0.00
              Series 1994-1: Class B                                                                       $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                       $0.00
              Series 1996-2: Class B                                                                       $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                               $1,590,063.19
              Series 1994-1: Class B                                                                  $82,597.78
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                 $831,521.18
              Series 1996-2: Class B                                                                  $38,071.88

Regular Pool Transferors Interest                                                                     $97,733.15

Interest Shortfall
              Series 1994-1: Class A                                                                       $0.00
              Series 1994-1: Class B                                                                       $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2: Class A                                                                       $0.00
              Series 1996-2: Class B                                                                       $0.00

Servicing Fee
              Series 1994-1                                                                          $256,575.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                          $134,840.58

Reserve Fund Deposit Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                              As of:
                                                                                                September 25, 1997
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Investor Default Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Carry Over Amount
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Amount Distributed not including Excess Distribution to Transferor                                 $3,031,402.75

Unreimbursed Charge-off Amounts                                                                            $0.00

Non-use Fee (Series 1996-1)                                                                            $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                     $0.00

Previously waived servicing fee
              Series 1994-1                                                                                $0.00
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                                $0.00

Excess Distributed to Transferor                                                                   $2,148,222.40

Total Distributed                                                                                  $5,183,930.71

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                        $5.01597222
              Series 1994-1 Class B                                                                        $5.16236111
              Series 1996-1                                                                                $0.00000000
              Series 1996-2 Class A                                                                        $4.96430556
              Series 1996-2 Class B                                                                        $5.07625000
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RESERVE FUNDS                                                                                   As of:
                                                                                                September 25, 1997
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Series 1994-1
              Balance                                                                              $1,665,000.00
              Deficiency Amount                                                                            $0.00

Series 1995-1
              Balance                                                                                $187,500.00
              Deficiency Amount                                                                            $0.00

Series 1996-1
              Balance                                                                                $250,000.00
              Deficiency Amount                                                                            $0.00

Series 1996-2
              Balance                                                                                $875,000.00
              Deficiency Amount                                                                            $0.00
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CHARGE OFFS                                                                                     As of:
                                                                                                August 31, 1997
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Defaulted Receivables                                                                                      $0.00
Investor Default Amount                                                                                    $0.00
Deficiency Amount                                                                                          $0.00
Draw Amount                                                                                                $0.00
Investor Charge-Off's                                                                                      $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                        As of:
                                                                                                August 31, 1997
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Required Subordinated Amount
              Series 1994-1                                                                       $16,675,682.62
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                        $6,373,452.27

Available Subordinated Amount
              Series 1994-1                                                                       $16,675,682.62
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                        $6,373,452.27
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EXCESS RECEIVABLES                                                                              As of:
              To be used in the following month's computations.                                 August 31, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                       $99,888,590.50
              Finance Hold Receivables                                                             $2,415,169.00
              Auction Advantage Program                                                                    $0.00
              Delayed Payment Program                                                                $183,795.00
              Payment Agreements                                                                     $197,871.49

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                      $175,744,670.49
              Finance Hold Receivables                                                                     $0.00
              Auction Advantage Program                                                           $25,106,381.50
              Delayed Payment Program                                                             $10,042,552.60
              Payment Agreements                                                                     $500,000.00

Total unallocated Excess Receivables                                                               $2,415,169.00

Allocated Excess Receivables
              Series 1994-1                                                                        $1,499,983.58
              Series 1995-1                                                                          $137,158.20
              Series 1996-1                                                                                $0.00
              Series 1996-2                                                                          $778,027.22
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DELINQUENCIES                                                                                   As of:
                                                                                                August 31, 1997
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30 Day Delinquencies in excess of $1,000                                                        $           0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                 As of:
                                                                                                August 31, 1997
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Series 1994-1
              outstanding Principal Balance                                                      $333,000,000.00
              Regular Pool Balance                                                               $471,969,935.03
              Subordination Percentage                                                                      5.50%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                 65.55118110%
              Excess Funding Amount                                                               $48,537,941.71

Series 1995-1
              Outstanding Principal Balance                                                       $25,000,000.00
              Concentration Pool Balance                                                          $30,157,694.93
              Subordination Percentage                                                                      9.25%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                100.000000%
              Excess Funding Amount                                                                $2,468,266.11

Series 1996-1
              outstanding Principal Balance                                                                $0.00
              Regular Pool Balance                                                               $471,969,935.03
              Subordination Percentage                                                                     10.00%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                  0.00000000%
              Excess Funding Amount                                                                        $0.00

Series 1996-2
              outstanding Principal Balance                                                      $175,000,000.00
              Regular Pool Balance                                                               $471,969,935.03
              Subordination Percentage                                                                      4.00%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                                 34.44881890%
              Excess Funding Amount                                                               $23,102,177.17
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ASSET COMPOSITION EVENTS:                                                                       For Month of:
                                                                                                August 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                 4.73%
              Test Value                                                                                   50.00%
              Event                                                                                      none

Total Pool: 12 month test                                                                                   0.00%
              Test Value                                                                                   25.00%
              Event                                                                                      none

Series 1995-1: 2 month test                                                                                 5.43%
              Test Value                                                                                   50.00%
              Event                                                                                      none

Series 1995-1: 12 month test                                                                                0.00%
              Test Value                                                                                   25.00%
              Event                                                                                      none
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SERIES 1995-1 SUBORDINATION:                                                                    For Month of:
                                                                                                August , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                      137,158.20
              Class IV Receivables                                                                          0.00
              Unreviewed Receivables                                                               16,413,284.36
              Rejected Receivables                                                                          0.00

ISA Percentage
               Excess Receivables                                                                         100%
               Class IV Receivables                                                                        25%
               Unreviewed Receivables                                                                      25%
               Rejected Receivables                                                                       100%

Incremental Subordinated Amount: Total                                                              4,240,479.29

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                      2,733,795.05
              + Incremental Subordinated Amount                                                     4,240,479.29
                                                                                                    6,974,274.33

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                           6,689,315.09
               - Required Draw Amount (previous DD)                                                        $0.00
               - Reserve Fund w/d (on previous DD)                                                          -
               + portion of Excess Interest to Transferor (previous DD)                               110,263.42
               - Incremental Subordination Amount (previous DD)                                    (3,932,641.01)
               + Incremental Subordination Amount (current DD)                                      4,240,479.29
               - Subord % of change in EFA (since previous DD)                                        (73,486.55)
              Ending ASA:                                                                           6,974,274.33

(4) Reserve Fund Balance                                                                              187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                        For Month of:
                                                                                                August , 1997
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(1) Available Subordinated Amount (ASA)                                                             6,974,274.33
               Required Subordinated Amount (RSA)                                                   6,974,274.33
               Test Event: ASA less than  RSA                                                            None

(2) Servicer Default                                                                                     None

(3) Principal not Repaid by Expected Final Pmt Date                                                      None
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SERIES 1995-1 MEGADEALERSHIPS                                                                   For Month of:
                                                                                                August , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15                                       $16,413,284.36
Test Value                                                                                          9,047,308.48
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SERIES 1995-1 DISTRIBUTIONS                                                                     As of
                                                                                                September 25, 1997
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Excess Transferor's Percentage x Interest Collections                                                  59,018.55
Monthly Interest to Investors                                                                         137,239.58
Interest Shortfall                                                                                          -
Monthly Servicing Fee (1%)                                                                             18,776.44
Reserve Fund Deposit Amount                                                                                 -
Investor Default Amount                                                                                     -
Carry-Over Amount                                                                                           -
Amount Distributed                                                                                          -
Unreimbursed  Charge-off Amounts                                                                            -
Previously waived Servicing Fee                                                                             -
Excess Interest Distributed to Transferor                                                              40,089.62
              Total Distributed                                                                       255,124.20

Total Distributed to WOFCO                                                                            117,884.62

Charge-offs:
              Defaulted Receivables                                                                         -
              Investor Default Amount                                                                       -
              Deficiency Amount                                                                             -
              Draw Amount                                                                                   -
              Investor Charge-Offs                                                                          -
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